UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) September 8, 2008

Silverstar Mining Corp.
(Exact name of registrant as specified in its charter)

Nevada	333-140299	N/A
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

621 Bank Street, Wallace, Idaho	83873
(Address of principal executive offices)	(Zip Code)

(604) 960-0535
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 7.01	Regulation FD Disclosure

On September 2, 2008, we entered into a letter of intent with Gold Canyon Partners, LLP pursuant to which we have agreed to purchase a 100% interest in a mining property commonly known as the Cobalt Canyon Gold Project, in the Chief District, located in Lincoln County, Nevada.

The acquisition contemplated by the letter of intent is subject to the fulfillment of certain conditions precedent, due diligence and the negotiation of a definitive agreement.

Item 9.01	Exhibits

99.1	Letter of Intent with Gold Canyon Partners, LLP, dated September 2, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SILVERSTAR MINING CORP.

/s/ Jim MacKenzie _________________
Jim MacKenzie President

Date September 8, 2008